F.N.B. Corporation Second Quarter 2012 Earnings Conference Call July 24, 2012 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking Information
and Non-GAAP Financial Information

This presentation and the reports F.N.B. Corporation files with the Securities and Exchange Commission often contain “forward-looking statements”
relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of F.N.B.
Corporation. These forward-looking statements involve certain risks and uncertainties. There are a number of important factors that could cause
F.N.B. Corporation’s future results to differ materially from historical performance or projected performance. These factors include, but are not limited to: (1) a significant increase in competitive pressures among financial institutions; (2) changes in the interest rate environment that may reduce interest margins; (3) changes in prepayment speeds, loan sale volumes, charge-offs and loan loss provisions; (4) general economic conditions;
(5) various monetary and fiscal policies and regulations of the U.S. government that may adversely affect the businesses in which F.N.B. Corporation is engaged; (6) technological issues which may adversely affect F.N.B. Corporation’s financial operations or customers; (7) changes in the securities markets; (8) risk factors mentioned in the reports and registration statements F.N.B. Corporation files with the Securities and Exchange
Commission; (9) housing prices; (10) job market; (11) consumer confidence and spending habits; (12) estimates of fair value of certain F.N.B.
Corporation assets and liabilities or (13) the effects of current, pending and future legislation, regulation and regulatory actions.  F.N.B. Corporation undertakes no obligation to revise these forward-looking statements or to reflect events or circumstances after the date of this presentation.
To supplement its consolidated financial statements presented in accordance with Generally Accepted Accounting Principles (GAAP), the Corporation
provides additional measures of operating results, net income and earnings per share (EPS) adjusted to exclude certain costs, expenses, and gains and losses.  The Corporation believes that these non-GAAP financial measures are appropriate to enhance the understanding of its past performance as well as prospects for its future performance.  In the event of such a disclosure or release, the Securities and Exchange Commission’s Regulation G
requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP.  The required presentations and reconciliations are contained herein and can be found at our website,
www.fnbcorporation.com, under “Shareholder and Investor Relations” by clicking on “Non-GAAP Reconciliation.”
The Appendix to this presentation contains non-GAAP financial measures used by the Corporation to provide information useful to investors in understanding the Corporation's operating performance and trends, and facilitate comparisons with the performance of the Corporation's peers.
While the Corporation believes that these non-GAAP financial measures are useful in evaluating the Corporation, the information should be considered supplemental in nature and not as a substitute for or superior to the relevant financial information prepared in accordance with GAAP.
The non-GAAP financial measures used by the Corporation may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations.  This information should be reviewed in conjunction with the Corporation’s financial results disclosed on July 23,
2012 and in its periodic filings with the Securities and Exchange Commission.

2Q12 Highlights
2Q12 operating results – Positive trends in profitability metrics
Financial results driven by continued positive trends in key drivers
Net income of $29.1 million and diluted earnings per share of $0.21
Net interest margin of 3.80%
Strong loan growth - 12    consecutive quarter of organic growth for total loans
Strong transaction deposit and customer repurchase growth
Good asset quality results reflecting consistent stability in core portfolios
Solid non-interest income results
Lower operating expenses reflecting continuing expense control and success executing Parkvale Financial acquisition and related cost savings realization
Branch optimization/efficiency enhancement plan
Continued progress executing e-delivery strategy

th

2Q12 Operating Highlights

2Q12 1Q12 2Q11
Consistent
Earnings
Growth
Operating net income $29,336 $26,524 $22,467
Operating earnings per diluted share $0.21 $0.19 $0.18
Solid
Performance
Operating ROTE 19.14% 17.78% 16.85%
Operating ROTA 1.13% 1.04% 1.02%
Net interest margin 3.80% 3.74% 3.78%
Efficiency ratio 57.74% 60.42% 62.31%
Strong
Organic
Growth
(1)
Total loan growth
(2)
4.4% 2.6% 5.1%
Commercial loan growth
(2)
7.2% 5.9% 9.2%
Consumer loan growth 8.3% 1.3% 9.3%
Transaction deposits and customer repo growth
(3)
14.3% 8.9% 10.8%
Operating net income, EPS, ROTE and ROTA excludes merger and severance costs, refer to Non-GAAP Reconciliation included in Appendix
(1)Average, annualized linked quarter organic growth results; (2)Excludes the Florida commercial portfolio; (3)Excludes time deposits

Profitability Trends

18.47%
16.32%
14.71%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
18.00%
20.00%
2Q12 YTD 2011 2010
FNB Peer Group Median
1.08%
1.02%
0.87%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
2Q12 YTD 2011 2010
FNB Peer Group Median
Return on Average Tangible Equity
(1)
Return on Average Tangible Assets
(1)
Peer data per SNL Financial, refer to Appendix for peer listing
(1) Operating ROTE and ROTA for FNB, excludes merger and severance costs and certain other one-time items (2010), refer to Non-GAAP Reconciliation included in Appendix

Optimizing Delivery Channel

Summary
Expected # of locations consolidated 20
Expected # of locations with drive-up services only 3
Banking locations post-consolidation 246
Target date 4Q12
Projected cost savings, pre-tax $4.0 million
Projected one-time costs, pre-tax $2.5 million
As part of ongoing delivery channel optimization, FNB announces plans to consolidate 20 locations and reduce services at 3 locations
Consolidation expected to take place mid-4Q12
This action provides the opportunity to:
Enhance operating efficiency and profitability
Focus resources in attractive markets
Leverage investment in upgraded e-delivery channels

E-Delivery Strategy Update

Delivery
Method Status Description
Online Bill
Pay
Completed :
October
2011
Online bill pay, person-to-person payments, eBills, and the ability to transfer funds between financial institutions.
Mobile
Banking
Completed :
June
2012
Mobile banking services via text banking, mobile browser, and downloadable app for smart phones.
15% of online banking customers enrolled since introduction in early June, 2012.
Phase 2:
Online
Banking/
Mobile
Banking
Scheduled:
4Q12
Online Phase 2: Personalized marketing campaigns and Money Management tool.
90% of the most commonly used features will be available on the home page.
Mobile Phase 2: Remote Deposit Capture and mobile banking alerts among advanced features.

Asset Quality Results
(1)

$ in thousands 2Q12 1Q12 2Q11 2Q12 Highlights
NPL’s+OREO/Total loans+OREO 1.93% 2.22% 2.57%
Overall asset quality results reflect the
continued solid performance of the
Pennsylvania and Regency portfolios
and significant reductions in the Florida
portfolio
Continued positive trends seen in
delinquency and non-performing loans
plus OREO levels
NCO’s remain at good levels
Florida exposure declined $49.9 million,
or 33%, primarily as a result of principal
payoffs on performing and non-
performing credits
Total delinquency 1.78% 2.03% 2.34%
Provision for loan losses $7,027 $6,572 $8,551
Net charge-offs (NCO’s) $7,473 $5,141 $6,939
NCO’s/Total average loans 0.38% 0.27% 0.42%
NCO’s/Total average originated loans 0.45% 0.32% 0.45%
Allowance for loan losses/
Total loans 1.49% 1.55% 1.73%
Allowance for loan losses/
Total non-performing loans 104.89% 92.95% 85.84%
(1) Metrics shown are originated portfolio metrics unless noted as a total portfolio metric.  “Originated portfolio” or “Originated loans” excludes loans acquired at fair value and accounted for in accordance with ASC 805 (effective January 1, 2009), as the risk of credit loss has been considered by virtue of the Corporation’s estimate of fair value.  (2) Total portfolio metric
(2)
(2)
(2)

Asset Quality Trends

NPL’s+OREO to Originated Loans+OREO
(1)
2.74%
2.15%
1.93%
1.56%
1.29%
1.32%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
2010 2011 2Q12
FNB FNB Excluding Florida Portfolio Peer Group Median
(2)
0.44%
0.39% 0.36%
0.33%
0.23%
0.77%
0.62%
0.38%
2010
2011
2Q12 YTD
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
FNB excluding Florida Florida Peer Group Median
NCO’s to Average Originated Loans
(1)
Peer data per SNL Financial, refer to Appendix for peer listing;  (1) Based on balances at year-end and quarter-end for each period presented.
“Originated Loans” excludes loans acquired at fair value and accounted for in accordance with ASC 805 (effective January 1, 2009), as the risk of credit loss has been considered by virtue of the Corporation’s estimate of fair value.  (2) Slight increase in NPL+OREO to Originated Loans+OREO for the excluding Florida metric reflects the addition of $6.1 million in OREO from the Parkvale acquisition completed January 1, 2012.

Balance Sheet Highlights

Average Balances, $ in millions
2Q12 2Q12-1Q12 Growth
2Q12 Highlights
Balance $ %
Securities $2,255 $160.5 7.7%
Growth in average securities primarily
reflects timing of reinvestment activity
in 1Q12
12  consecutive quarter of total loan
growth
13    consecutive quarter of PA
commercial loan growth
Continued expected decline in time
deposits reflects focus on growing
lower cost, relationship-based
transaction deposits and customer
repurchase agreements
Strong transaction deposit and
customer repurchase agreement
growth
Total loans
(1)
$7,832 $54.1 2.8%
Total PA loans
(1)(2)
$7,716 $82.8 4.4%
PA Commercial loans
(1)(2)
$4,102 $72.3 7.2%
Consumer loans
(1)(3)
$2,388 $48.4 8.3%
Earning assets $10,164 $193.3 1.9%
Total deposits and customer repos
(1)
$9,751 $150.6 6.3%
Transaction deposits and customer
repos
(1)(4)
$7,028 $241.3 14.3%
Time Deposits
(1)
$2,723 -$90.7 -13.0%
th
th
(1)% growth annualized; (2)Excludes the Florida portfolio; (3)Includes Direct Installment, Indirect Installment and Consumer LOC portfolios;
(4)Excludes time deposits

Net Interest Margin

2Q12 margin includes $2.5 million in net accretable yield on acquired loans
Net Interest Margin Trend
3.80%
3.74%
3.79% 3.79%
3.78%
3.81%
3.77%
3.78%
3.81%
3.00%
3.20%
3.40%
3.60%
3.80%
4.00%
2Q12 1Q12 4Q11 3Q11 2Q11 1Q11 4Q10 3Q10 2Q10
Parkvale
Acquisition
1/1/2012

Non-Interest Income

$ in thousands 2Q12 1Q12 2Q11 2Q12 Highlights
Service charges $17,588 $17,165 $15,666
Higher service charges on deposit
accounts reflects seasonally higher
volume
Lower insurance commissions and fees
due to the seasonal decrease in
contingent revenue
Increase in other income reflects higher
swap-related revenue generated in our
commercial lending activities
Insurance commissions and fees 3,882 4,172 3,664
Securities commissions 2,030 2,011 2,130
Trust income 3,842 3,734 3,947
Gain on sale of loans 711 809 376
Other 4,465 3,746 3,437
Total non-interest income
(1)
$32,518 $31,637 $29,220
(1) Excluding securities gains of $260, $108 and $38, respectively.

Non-Interest Expense

$ in thousands 2Q12 1Q12 2Q11 2Q12 Highlights
Salaries and employee benefits
(1)
$41,070 $43,996 $36,528
Efficiency ratio improved to 57.7%
Lower salaries and benefits primarily
due to benefit of Parkvale cost savings
realization
Parkvale cost savings expected to be
fully phased in beginning 3Q12
OREO expenses trending favorably
Occupancy and equipment 11,862 11,792 9,985
Amortization of intangibles 2,369 2,281 1,805
Other real estate owned 1,467 1,636 2,342
Other
(2)
21,397 19,364 17,547
Non-interest expense,
excluding merger costs $78,165 $79,069 $68,207
Merger and severance costs 317 7,604 162
Total non-interest expense $78,482 $86,673 $68,369
Efficiency ratio 57.7% 60.4% 58.3%
(1) Excluding net severance costs of $610 1Q12; (2) Excluding merger costs

Capital Position

12.0%
10.5%
8.1%
5.8%
12.1%
10.5%
8.1%
6.0%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
Total Risk-Based Tier One Leverage Tangible Common Equity
March 31, 2012 June 30, 2012
(1)
(1) June 30, 2012 Total Risk-Based and Tier One represent estimated ratios

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FNB Corporation

Outlook Summary

Item
Action Relative
to Prior
Guidance
(1)
Management Expectations
Loans Re-affirm Mid-teens (full-year average balance growth)
Deposits Re-affirm High-teens (full-year average balance growth)
Net interest margin Re-affirm Mid 360’s for the second half of the year
Non-interest income Re-affirm Mid-teens (full-year increase)
Non-interest expense Re-affirm
Full-year efficiency ratio in the high 50% area
Non-interest expense trending down towards $76 million
range by year-end (quarterly run-rate)
Provision for loan losses
Modify –
Slightly Better
$7 - $8 million per quarter for remainder of year
Note:  All guidance is inclusive of the Parkvale acquisition completed January 1, 2012
(1) Refers to guidance provided on the 1Q12 earnings call of April 24, 2012

Concluding Remarks
Solid performance 2Q12 and first six months of 2012
Positive expectations for remainder of 2012
Proactively reinvest and reposition
Position for revenue growth
Focused and disciplined expense control
Maintain a low risk profile

Appendix 17

Peer Group Listing

ASBC Associated Bancorp NPBC National Penn Bancshares, Inc.
CBSH Commerce Bancshares, Inc. ONB Old National Bancorp
CBU Community Bank Systems, Inc. PRK Park National Corp
CHFC Chemical Financial Corp. PVTB Private Bancorp, Inc.
CRBC Citizens Republic Bancorp, Inc. SBNY Signature Bank
CSE CapitalSource, Inc. SUSQ Susquehanna Bancshares, Inc.
FCF First Commonwealth Financial TCB TCF Financial Corp.
FFBC First Financial Bancorp, Inc. UBSI United Bankshares, inc.
FMBI First Midwest Bancorp, Inc. UMBF UMB Financial Corp.
FMER First Merit Corp. VLY Valley National Bancorp
FULT Fulton Financial WSBC WesBanco, Inc.
MBFI MB Financial, Inc. WTFC Wintrust Financial Corp.
NBTB NBT Bancorp, Inc.

GAAP to Non-GAAP Reconciliation

June 30, 2012 March 31, 2012 June 30, 2011 2012 2011
Operating net income
Net income $29,130 $21,582 $22,362 $50,712 $39,537
Merger and severance costs, net of tax 206                      4,943                  105                      7,921                  4,307
Operating net income $29,336 $26,524 $22,467 $58,633 $43,844
Operating diluted earnings per share
Diluted earnings per share $0.21 $0.15 $0.18 $0.36 $0.32
Effect of merger and severance costs, net of tax 0.00                     0.04                     0.00                     0.04                     0.02
Operating diluted earnings per share $0.21 $0.19 $0.18 $0.40 $0.34
Operating return on average tangible equity
Operating net income (annualized) $117,991 $106,681 $90,115 $112,336 $85,375
Amortization of intangibles, net of tax (annualized) 6,192                  5,964                  4,707                  6,078                  4,720
$124,182 $112,645 $94,822 $118,414 $90,096
Average shareholders' equity $1,367,333 $1,352,569 $1,166,305 $1,359,951 $1,148,065
Less: Average intangible assets 718,507              719,195              603,552              718,851              599,516
Average tangible equity $648,826 $633,375 $562,753 $641,100 $548,549
Operating return on average tangible equity 19.14% 17.78% 16.85% 18.47% 16.42%
Operating return on average tangible assets
Operating net income (annualized) $117,991 $106,681 $90,115 $112,336 $85,375
Amortization of intangibles, net of tax (annualized) 6,192                  5,964                  4,707                  6,078                  4,720
$124,182 $112,645 $94,822 $118,414 $90,096
Average total assets $11,734,263 $11,563,665 $9,866,025 $11,648,964 $9,780,993
Less: Average intangible assets 718,507              719,195              603,552              718,851              599,516
Average tangible assets 11,015,756 $       10,844,470 $       9,262,473 $         10,930,113 $       9,181,476 $
Operating return on average tangible assets 1.13% 1.04% 1.02% 1.08% 0.98%
June 30 Year-to-Date For the Quarter Ended

GAAP to Non-GAAP Reconciliation

2011 2010
Operating net income
Net income $87,047 $74,652
Merger and severance costs, net of tax 3,238                   402
One-time pension credit (6,853)
Operating net income $90,285 $68,201
Operating return on average tangible equity
Operating net income $90,285 $68,201
Amortization of intangibles, net of tax 4,698                  4,364
$94,983 $72,565
Average shareholders' equity $1,181,941 $1,057,732
Less: Average intangible assets 599,851              564,448
Average tangible equity $582,090 $493,284
Operating return on average tangible equity 16.32% 14.71%
Operating return on average tangible assets
Operating net income (annualized) $90,285 $68,201
Amortization of intangibles, net of tax (annualized) 4,698                  4,364
$94,983 $72,565
Average total assets $9,871,164 $8,906,734
Less: Average intangible assets 599,851              564,448
Average tangible assets 9,271,313 $         8,342,286 $
Operating return on average tangible assets 1.02% 0.87%